INDEXIQ ETF TRUST

IQ S&P HIGH YIELD LOW VOLATILITY BOND ETF

(the “Fund”)

Supplement dated September 23, 2019 (“Supplement”) to the
Summary Prospectus and Prospectus dated August 29, 2019

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses.

Effective January 1, 2020, the following changes will take place:

1.	Dan Roberts will no longer serve as a portfolio manager of the Fund. All references to Mr. Roberts will be deleted in their entirety at that time. Scott Dolph and Alexandra Wilson-Elizondo will continue their portfolio management responsibilities for the Fund. Joseph Cantwell will join Mr. Dolph and Ms. Wilson-Elizondo as a portfolio manager of the Fund.

2.	The “Portfolio Manager” section of the Summary Prospectus and the Statutory Prospectus is deleted in its entirety and replaced with the following:

Scott Dolph, Alexandra Wilson-Elizondo and Joseph Cantwell of the Subadvisor are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dolph and Ms. Wilson-Elizondo have each been a portfolio manager of the Fund since its inception and Mr. Cantwell has been a portfolio manager of the Fund since January 2020.

3.	The second and third paragraphs of the “Management-Portfolio Management” section of the Statutory Prospectus are deleted in their entirety and replaced with the following:

The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund are Scott Dolph, Alexandra Wilson-Elizondo and Joseph Cantwell.

Mr. Cantwell has served as a portfolio manager of the Fund since January 2020. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MEHYLV16a-09/19

INDEXIQ ETF TRUST

IQ S&P HIGH YIELD LOW VOLATILITY BOND ETF

(the “Fund”)

Supplement dated September 23, 2019 (“Supplement”) to the
Statement of Additional Information dated August 29, 2019 (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective January 1, 2020, the following changes will take place:

1.	Joseph Cantwell will join Scott Dolph and Alexandra Wilson-Elizondo as a portfolio manager of the Fund. Dan Roberts will no longer serve as a portfolio manager of the Fund. All references to Mr. Roberts are deleted in their entirety.

2.	The second paragraph of the “Management Services-Portfolio Managers” section of the SAI is deleted in its entirety and replaced with the following:

The portfolio managers who are currently primarily responsible for the day-to-day management of the Fund are Scott Dolph, Alexandra Wilson-Elizondo and Joseph Cantwell.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MEHYLV16a - 09/19